NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT (this "AGREEMENT") is made as of February __, 2012 by and between First Liberty Power Corp, a Nevada corporation with principal offices at 7521 West Lake Mead Boulevard, Suite 300, Las Vegas, Nevada 89128 (the "Company") and Tangiers Investors, LP, a Delaware limited partnership with principal offices at 402 West Broadway, Suite 400, San Diego, California 92101 ("Purchaser"). As used herein, the term “Parties” shall be used to refer to the Company and Purchaser jointly.

WHEREAS:

A.	The Parties jointly warrant and represent that they have a pre-existing relationship that has existed for more than four months prior to the date of this Agreement.

B.	Purchaser warrants and represents that it is sophisticated and experienced in acquiring the debt instruments issued by small early-stage companies.

C.	Purchaser warrants and represents that it is an “accredited investor,” as that term is defined in Rule 501 of the Securities Act of 1933, as amended (the “1933 Act”).

D.
The Parties acknowledge and agree that subject to the terms and conditions of this Agreement, the Purchaser seeks to acquire from the Company and the Company seeks to issue to the Purchaser two (2) secured promissory notes from the Company in exchange for an investment of cash into the Company as described below

E.
The Parties acknowledge that within five months from and after the purchase of the second note described in this Agreement, the Purchaser may invest up to $500,000.00 into the Company to acquire one or more secured promissory notes from the Company on terms as the parties so determine.

F.	The Purchaser acknowledges and agrees that it is acquiring the First Note and the Second Note for investment purposes only and not with a view to a distribution.

G.
The Purchaser acknowledges and agrees that: (i) the First Note and the Second Note are “restricted securities,” as that term is defined in the 1933 Act and (ii) no registration rights have been granted to Purchaser to register the First Note, the Second Note, or both of them.

First Liberty Power Corp.
February  2012 (v#2)

H.
Purchaser warrants and represents that prior to entering into this Agreement: it has received and completed its review of the Company’s corporate and financial statements as included in the filings and disclosures as listed for the Company with the Securities and Exchange Commission which has allowed Purchaser to make an informed investment decision with respect to purchase of the following: (1) that certain Secured Promissory Note in the stated original principal amount of One Hundred Two Thousand Five Hundred Dollars ($102,500.00) (the “First Note”) with that certain General Security Agreement, dated February __, 2012 (the “First Security Agreement”), that certain Certificate of Corporate Secretary, dated February ___, 2012  (the “First Certificate”) and that certain Irrevocable Instructions to Transfer Agent, dated February __, 2012 (the “First Instructions”) and (2) that certain contemplated second Secured Promissory Note in the stated original principal amount of One Hundred Two Thousand Five Hundred Dollars ($102,500.00) (the “Second Note”) with that certain General Security Agreement, to be dated March __, 2012 (the “Second Security Agreement”), that certain Certificate of Corporate Secretary, dated March __, 2012 (the “Second Certificate”), that certain Irrevocable Instructions to Transfer Agent, dated March __, 2012 (the “Second Instructions”).

I.
The Company warrants and represents that it owns and will own at all times hereunder, all right, title, and interest to an aggregate of five hundred thousand (500,000) shares of the Common Stock (the “Subject Shares”) of New America Energy Corp., a Nevada corporation (the “Issuer”) and that all of the Subject Shares are “freely-tradable securities” (as that term is used in the Securities Act of 1933, as amended).

J.
Coincident with the execution and delivery of this Agreement and in addition to the First Note and the First Security Agreement, the Parties acknowledge and agree that they have entered into that certain Escrow Agreement, dated February __, 2012 (the “Escrow Agreement”) wherein the Company has agreed to deposit the Subject Shares with the Escrow Agent listed in the Escrow Agreement.

K.	The Parties seek to memorializes the terms and conditions upon which the Company shall issue the First Note and the Second Note to the Purchaser.

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First Liberty Power Corp.
February  2012 (v#2)

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

Section 1.                      SALE AND ISSUANCE OF THE FIRST NOTE AND SECOND NOTE.

           1.1           SALES AND ISSUANCE OF THE FIRST NOTE. In consideration of the Company’s receipt of the sum of one hundred thousand dollars ($100,000.00) (the “First Note Purchase Price”) at the First Closing (as defined in Section 2.1), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company the First Note with that certain General Security Agreement, dated February __, 2012 (the “First Security Agreement”), both upon the terms set forth in this Agreement substantially in the form of Exhibit A, attached hereto.  In addition, the Company shall deliver to the Purchaser at the First Closing each of the documents set forth in Section 2.1 of this Agreement.

           1.2           SALES AND ISSUANCE OF THE SECOND NOTE. In consideration of the Company’s receipt of the sum of one hundred thousand dollars ($100,000.00) (the “Second Note Purchase Price”) at the Second Closing (as defined in Section 2.2), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Second Note with that certain General Security Agreement, to be dated March __, 2012 (the “Second Security Agreement”), both upon the terms set forth in this Agreement substantially in the form of Exhibit A, attached hereto.  In addition, the Company shall deliver to the Purchaser at the Second Closing each of the documents set forth in Section 2.2 of this Agreement.

 Section 2.                      THE CLOSING.

            2.1.                      PLACE OF FIRST CLOSING AND PROCEDURE AT FIRST CLOSING. The closing of the issuance of the First Note to the Purchaser (the "First Closing") shall take place, simultaneously with and upon the satisfaction of the following conditions:

(1)           the Company’s execution and delivery to the Purchaser, the following:  (A) an executed copy of this Agreement; (B) the First Note, (C) the First Security Agreement; (C) a signed and notarized copy of the Irrevocable Instructions to the Transfer Agent; (D) the signed and notarized Certificate of Secretary (the “First Certificate”); and (E) the signed copy of the Escrow Agreement.

(2)           the Purchaser’s execution and delivery to the Company, an executed copy of this Agreement and within 24 hours thereafter, the wire transfer of the First Note Purchase Price to the Company in accordance with the wire transfer and other instructions for the wire transfer of the Purchase Price to the Company by the Purchaser no later than two (2) business days prior to the First Closing.

            2.2.                      PLACE OF SECOND CLOSING AND PROCEDURE AT SECOND CLOSING. The closing of the issuance of the Second Note to the Purchaser (the "Second Closing") shall take place no later than fifteen (15) days after the First Closing and simultaneously with and upon the satisfaction of the following conditions:

First Liberty Power Corp.
February  2012 (v#2)

        (1)           the Company’s execution and delivery to the Purchaser, the following:  (A) an executed copy of this Agreement; (B) the Second Note, (C) the Second Security Agreement; (C) a signed and notarized copy of the Irrevocable Instructions to the Transfer Agent; (D) the signed and notarized Certificate of Secretary (the “Second Certificate”); and (E) the signed copy of the Escrow Agreement.

(2)           the Purchaser’s execution and delivery to the Company, an executed copy of this Agreement and within 24 hours thereafter, the wire transfer of the Second Note Purchase Price to the Company in accordance with the wire transfer and other instructions for the wire transfer of the Purchase Price to the Company by the Purchaser no later than two (2) business days prior to the Second Closing.

 Section 3.                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company hereby represents and warrants to the Purchaser as follows:

            3.1.                      ORGANIZATION.  The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

            3.2.                      AUTHORIZATION OF AGREEMENT, ETC.  The execution, delivery and performance by the Company of this Agreement, the First Note, the Second Note, the First Security Agreement, the Second Security Agreement, the First Certificate, the Second Certificate, the Escrow Agreement, and each other document or instrument contemplated hereby or thereby (collectively, the "Financing Documents") have been duly authorized by all requisite corporate action by the Company; and this Agreement, the First Note, the First Security Agreement, the Second Note, the Second Security Agreement, the First Certificate, and the Second Certificate,  and the Escrow Agreement have each been duly executed and delivered by the Company. Each of the Financing Documents, when executed and delivered by the Company, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    3.3           STATUS OF COLLATERAL FOR FIRST NOTE AND SECONE NOTE.  The Subject Shares that shall serve as the collateral for the First Note and for the Second Note are at all times hereunder: (i) freely tradable securities (as that term is used in the Securities Act of 1933, as amended); and (ii) are not subject to any equitable or legal claims or interests of any third party.

Section 4.                      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

      The Purchaser hereby represents and warrants to the Company as follows:

First Liberty Power Corp.
February  2012 (v#2)

    4.1.                      AUTHORIZATION OF THE DOCUMENTS.  Purchaser has all requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents to which it is a party and the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Financing Documents to which it is a party have been duly authorized by all requisite action by such Purchaser and each such Financing Document, when executed and delivered by the Purchaser, constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    4.2.                      INVESTMENT REPRESENTATIONS.   The Purchaser warrants and represents that:

(a)	the Purchaser is an accredited investor (as that term is defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”);

(b)	the Purchaser is sophisticated and experienced in acquiring the securities of small public companies;

(c)
the Purchaser has reviewed the Company’s Annual Report as filed on Form 10-K for each of the fiscal years ending December 31, 2008, December 31, 2009, and December 31, 2010 together with the audited financial statements contained therein;

(d)	the Purchaser has had sufficient opportunity to review and evaluate the risks and uncertainties associated with the purchase of the Company’s securities;

(e)	the Purchaser is acquiring the First Note and the Second Note from the Company for investment purposes only and not with a view to a distribution.

    4.3                      RESTRICTED SECURITY. Purchaser understands and acknowledges that the First Note and the Second Note have not been, and when issued will not be, registered with the Securities and Exchange Commission. Purchaser warrants and represents that it has fully reviewed the restricted securities legend and the terms thereof with its financial, legal, investment, and business advisors and that it has not relied upon the Company or any other person for any advice in connection with the purchase of the First Note, the Second Note, this Agreement, or any or all of them.

    4.4                      LEGAL COUNSEL.   Purchaser has consulted with its own independent legal, tax, investment, and other advisors of its own choosing prior to entering into this Agreement.

    4.5                      ABSENCE OF REGISTRATION RIGHTS.  Purchaser understands and agrees that it is not acquiring and has not been granted any registration rights with respect to the First Note, the Second Note, or both of them. The First Note and the Second Note are each restricted security and the Purchaser understands that there is no trading market for the First Note, the Second Note, and both of them and no such market will likely ever develop.

First Liberty Power Corp.
February  2012 (v#2)

Section 5.                      BROKERS AND FINDERS.

The Company shall not be obligated to pay any commission, brokerage fee or finder's fee based on any alleged agreement or understanding between the Purchaser and a third person in respect of the transactions contemplated hereby, excluding those that may be payable to Midsouth Capital Inc.. The Purchaser hereby agrees to indemnify the Company against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the Purchaser and such third person, whether express or implied from the actions of the Purchaser.

Section 6.                      SUCCESSORS AND ASSIGNS.

This Agreement shall bind and inure to the benefit of the Company, the Purchaser and their respective successors and assigns.

Section 7.                      ENTIRE AGREEMENT AND SURVIVAL.

This Agreement and the other writings and agreements referred to in this Agreement or delivered pursuant to this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. All of the representations and warranties made in this Agreement shall survive and continue for a period of three (3) years after the date of this Agreement.

Section 8.                      NOTICES.

All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by an internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid to the address of each party listed on the first page of this Agreement or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 9.                     AMENDMENTS.

This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of the Company and the Purchaser.

First Liberty Power Corp.
February  2012 (v#2)

Section 10.                      ATTORNEYS’ FEES.

In the event of a dispute between the parties concerning the enforcement or interpretation of this Agreement, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys' fees and other costs and expenses by the other parties to the dispute.

Section 11.                      GOVERNING LAW AND ARBITRATION.

(A)           All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether in the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. In furtherance of the foregoing, the internal law of the State of Nevada will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(B)           Any dispute or claim arising to or in any way related to this Agreement shall be settled by binding arbitration in San Diego, California.  All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA").  AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party.  Each party shall pay its own expenses associated with such arbitration (except as set forth in Section 10 Above). A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.  The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration.  The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

Section 12.                      CAPTIONS AND EXHIBITS.

The captions by which the sections and subsections of this Agreement are identified are for convenience only, and shall have no effect whatsoever upon its interpretation. Exhibit A and Exhibit B are attached hereto and each of the attachments listed in each said exhibit are each incorporated by reference herein.

Section  13.                      SEVERANCE.

If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed to be severed and deleted; and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.

First Liberty Power Corp.
February  2012 (v#2)

Section 14.                      COUNTERPARTS.

This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note Purchase Agreement as of the date first written above.

                                        FOR THE COMPANY:

                                           First Liberty Power Corp.

                                        By: _______________________________________

Name: ____________________________________

Its:  ______________________________________

FOR THE PURCHASER:

Tangiers Investors, LP

By: ________________________________

Name: Michael Sobeck

        Title: Manager of the Managing Partner

 [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

[Exhibit A and Exhibit B follow and are each attached to this page.]

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First Liberty Power Corp.
February  2012 (v#2)

EXHIBIT A

(Copy of First Note, First Security Agreement, First Certificate, Irrevocable Instructions to Stock Transfer Agent and the Escrow Agreement are each attached hereto.)

1.           Copy of Convertible Secured Promissory Note (First Note)

2.           Copy of General Security Agreement (First Security Agreement)

3.           Copy of the Certificate of Corporate Secretary (First Certificate) (of the Borrower)

4.           Copy of the Irrevocable Instructions to Stock Transfer Agent

5.           Copy of the Escrow Agreement

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First Liberty Power Corp.
February  2012 (v#2)

EXHIBIT B

(Copy of Second Note, Second Security Agreement, Second Certificate and Irrevocable Instructions to Stock Transfer Agent are each attached hereto.)

1.           Copy of Convertible Secured Promissory Note (Second Note)

2.           Copy of General Security Agreement (Second Security Agreement)

3.           Copy of the Certificate of Corporate Secretary (Second Certificate) (of the Borrower)

4.           Irrevocable Instructions to Stock Transfer Agent

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First Liberty Power Corp.
February  2012 (v#2)